SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) June 14, 2006

Commission File Number	Registrant, Address of Principal Executive Offices and Telephone Number	I.R.S. employer Identification Number	State of Incorporation

1-08788	SIERRA PACIFIC RESOURCES P. O. Box 10100 (6100 Neil Road) Reno, Nevada 89520-0400 (89511) (775) 834-4011	88-0198358	Nevada

2-28348	NEVADA POWER COMPANY 6226 West Sahara Avenue Las Vegas, Nevada 89146 (702) 367-5000	88-0420104	Nevada

None

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1.01 Entry into a Material Definitive Agreement; 3.03 Material Modification to Rights of Security Holders

On June 14, 2006, Nevada Power Company (“NPC”), a wholly-owned subsidiary of Sierra Pacific Resources, upon receipt of the consent of greater than a majority of the holders of its 10 7/8% General and Refunding Mortgage Notes, Series E, due 2009 (the “Notes”), in connection with its previously announced tender offer and consent solicitation with respect to the Notes, amended the terms of the Notes by entering into an Amendment to the Officer’s Certificate establishing the form and terms of the Notes (the “Amendment”).

The Amendment will eliminate the Company’s obligation to purchase the Notes upon a change of control, to purchase Notes by application of excess proceeds from the sale of certain assets and to redeem the Notes at the option of the holders of the Notes upon the occurrence of certain triggering events. In addition, the Amendment eliminates restrictions on the Company’s ability to make certain payments (including dividend payments), incur indebtedness and issue preferred stock, enter into certain liens, sell certain assets, merge, consolidate or engage in a sale of all of its assets, engage in certain affiliate transactions, designate restricted and unrestricted subsidiaries, enter into future subsidiary guarantees, enter into sale and leaseback transactions, engage in certain business activities and to make certain payments for obtaining the consent of the holders of the Notes. The Amendment also eliminates the requirement that the Company deliver certain reports and eliminates the restrictions on the ability of the Company’s subsidiaries to enter into agreements providing for dividend and other payment restrictions.

The Amendment will become operative only when the Notes tendered in the tender offer and consent solicitation are accepted for payment by NPC pursuant to the terms of the tender offer and consent solicitation. The tender offer and consent solicitation are conditioned upon, among other things, NPC’s completion of a new notes offering in a sufficient amount to purchase any and all of the tendered Notes on terms and conditions satisfactory to NPC.

The Amendment, attached hereto as Exhibit 4.1, is incorporated herein by reference. A copy of the press release issued by NPC on June 14, 2006, announcing, among other matters, the execution of the Amendment is attached hereto as Exhibit 99.1 and is also incorporated herein by reference.

9.01 Financial Statements and Exhibits

(d)	Exhibits

4.1	Amendment to the Officer’s Certificate, dated as of June 14, 2006, by and among NPC and The Bank of New York, as trustee.

99.1	Press release by NPC, dated June 14, 2006, announcing (i) the receipt of the requisite consents in connection with NPC’s previously announced tender offer and consent solicitation with respect to its 10 7/8% General and Refunding Mortgage Notes, Series E, due 2009 and (ii) the execution of an amendment to the officer’s certificate pursuant to which the 10 7/8% General and Refunding Mortgage Notes, Series E, due 2009 were issued.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have each duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

Sierra Pacific Resources

(Registrant)

Date: June 16, 2006

By:  /s/    John E. Brown

        John E. Brown

        Corporate Controller

Nevada Power Company

(Registrant)

Date: June 16, 2006

By:  /s/    John E. Brown

        John E. Brown

        Controller